EXHIBIT 32.1

                           CERTIFICATION PURSUANT TO
                   SECTION 906 OF SARBANES-OXLEY ACT OF 2002

The undersigned, in the capacities and on the date indicated below, hereby certifies that:

1. This annual report of FBO Air, Inc. fully complies with the  requirements  of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of FBO Air, Inc.


Date:    March 29, 2005                 By:  /s/ Ronald J. Ricciardi
                                           ------------------------------------
                                             Ronald J. Ricciardi,
                                             Chief Executive Officer
                                             (Principal Executive and Financial
                                             Officer)

A signed original of this written statement required by Section 906, or other document authentications, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to FBO Air, Inc. and will be retained by FBO Air, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.